As filed with the Securities and Exchange Commission on December 23, 1998
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 23, 1998

                            Playboy Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                      1-6813              36-2258830
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(State or other jurisdiction of      (Commission File      (IRS Employer
         incorporation)                  Number)         Identification No.)

680 North Lake Shore Drive, Chicago, Illinois                    60611
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(Address Of Principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (312) 751-8000
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                                 Not applicable
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On December 23, 1998, Playboy Enterprises, Inc. (the "Company") announced that it has no present plans for a public stock offering of its Internet business. A copy of the press release by which this announcement was made is attached as Exhibit 99.

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of businesses acquired

                  Not applicable.

         (b)  Pro forma financial information

                  Not applicable.

         (c)  Exhibits

      Exhibit
      Number                         Description

        99               Press release, dated December 23, 1998, of the Company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   PLAYBOY ENTERPRISES, INC.


                                   By: /s/ Howard Shapiro
                                       ------------------
                                       Name:   Howard Shapiro
                                       Title:  Executive Vice President,
                                               Law and Administration,
                                               General Counsel and Secretary

Dated:  December 23, 1998


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                                  EXHIBIT INDEX

                                                                           Page
99   Press release, dated December 23, 1998, of Playboy Enterprises, Inc.    5


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